ING DIRECT FUNDS

PROSPECTUS
CLASS O SHARES

March 1, 2005

CAPITAL APPRECIATION FUNDS
ING Global Science and Technology Fund ("ING Direct Global Science and Technology Fund," "Global Science and
  Technology Fund," or the "Fund")
ING International Growth Fund ("ING Direct International Growth Fund," "International Growth Fund," or the "Fund")

September 30, 2004

DOMESTIC EQUITY AND INCOME FUND
ING Balanced Fund ("ING Direct Balanced Fund," "Balanced Fund," or the "Fund")

INDEX PLUS FUNDS
ING Index Plus LargeCap Fund ("ING Direct Index Plus LargeCap Fund," "Index Plus LargeCap Fund," or the "Fund")
ING Index Plus MidCap Fund ("ING Direct Index Plus MidCap Fund," "Index Plus MidCap Fund," or the "Fund")
ING Index Plus SmallCap Fund ("ING Direct Index Plus SmallCap Fund," "Index Plus SmallCap Fund," or the "Fund")

This Prospectus contains important information about investing in Class O shares of certain ING Funds. You should read it carefully before you invest, and keep it for future reference. Please note that your investment: is not a bank deposit, is not insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency and is affected by market fluctuations. There is no guarantee that the Funds will achieve their investment objectives. As with all mutual funds, the U.S. Securities and Exchange Commission ("SEC") has not approved or disapproved these securities nor has the SEC judged whether the information in this Prospectus is accurate or adequate. Any representation to the contrary is a criminal offense.

Each of the funds listed above is a series of ING Series Fund, Inc. ("Company").

This Prospectus is for investors purchasing or considering a purchase of Class O shares of one or more of the Funds. Only certain investors are eligible to purchase Class O shares.

- SHARES OF THE FUNDS WILL RISE AND FALL IN VALUE AND YOU COULD LOSE MONEY BY INVESTING IN THEM.
- THERE IS NO GUARANTEE THE FUNDS WILL ACHIEVE THEIR INVESTMENT OBJECTIVES.
- SHARES OF THE FUND ARE NOT BANK DEPOSITS AND ARE NOT GUARANTEED, ENDORSED, OR INSURED BY ING BANK, FSB ("ING DIRECT"), THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

                               TABLE OF CONTENTS

THE FUNDS' INVESTMENTS                                            3
      OBJECTIVES, INVESTMENT STRATEGIES, RISKS, AND
       PERFORMANCE                                                3
FUND EXPENSES                                                    18
OTHER CONSIDERATIONS                                             20
MANAGEMENT OF THE FUNDS                                          25
INVESTING IN THE FUNDS                                           27
      OPENING AN ACCOUNT AND ELIGIBILITY FOR CLASS O SHARES      27
      HOW TO BUY SHARES                                          28
      HOW TO SELL SHARES                                         30
      TIMING OF REQUESTS                                         31
      OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND
       SERVICES                                                  31
      DIVIDENDS AND DISTRIBUTIONS                                33
      TAX INFORMATION                                            34
FINANCIAL HIGHLIGHTS                                             35
ADDITIONAL INFORMATION                                           41

3

                             THE FUNDS' INVESTMENTS

OBJECTIVES, INVESTMENT STRATEGIES, RISKS AND PERFORMANCE

The following pages contain a description of each Fund's investment objective, investment strategies employed on behalf of each Fund, and the risks associated with investing in each Fund.
--------------------------------------------------------------------------------

A performance bar chart is provided for each Fund. The bar chart shows changes in each Fund's performance from year to year. The fluctuation in returns illustrates each Fund's performance volatility. The bar chart is accompanied by the Fund's best and worst quarterly returns throughout the years presented in the bar chart.
--------------------------------------------------------------------------------

A table for each Fund shows its average annual total return before and after income taxes. The table also compares the Fund's performance to the performance of one or more broad-based securities market indices. Each index is a widely recognized, unmanaged index of securities. A Fund's past performance is not necessarily an indication of how it will perform in the future.
--------------------------------------------------------------------------------

Additional information about the Funds' investment strategies and risks is included beginning on page 20.
--------------------------------------------------------------------------------

ING Investments, LLC serves as investment adviser to the Funds.
--------------------------------------------------------------------------------

ING Investment Management Co., formerly known as Aeltus Investment Management, Inc. ("ING IM" or "Sub-Adviser"), serves as investment Sub-Adviser to each Fund except Global Science and Technology Fund.
--------------------------------------------------------------------------------

BlackRock Advisors, Inc. ("BlackRock" or "Sub-Adviser") serves as investment Sub-Adviser to Global Science and Technology Fund.
--------------------------------------------------------------------------------

3.1

BALANCED  FUND

OBJECTIVE
Seeks to maximize total return with reasonable safety of principal by investing in a diversified portfolio of stocks, bonds and money market instruments.

INVESTMENT STRATEGY
The Fund seeks total return consisting of capital appreciation and current income. Under normal market conditions, the Fund allocates its assets between the following asset classes:

- equities, such as common and preferred stocks;
- debt, such as bonds, mortgage-related and other asset-backed securities;
- U.S. Government securities; and
- money market instruments.

The Sub-Adviser typically maintains approximately 60% of the Fund's total assets in equities and approximately 40% of its total assets in debt (including money market instruments), although those percentages may vary from time to time depending on the Sub-Adviser's view of the relative attractiveness of each asset class. In making asset allocation decisions, the Sub-Adviser uses current market statistics and economic indicators to attempt to forecast returns for the equity and debt sectors of the securities market. Within each asset class, the Sub-Adviser uses quantitative computer models to evaluate financial criteria in an attempt to identify those issuers whose perceived value is not reflected in their equity or debt securities. The Sub-Adviser generally does not attempt to respond to short-term swings in the market by quickly changing the characteristics of the Fund's portfolio.

In managing the equity component of the Fund, the Sub-Adviser typically emphasizes investment in stocks of larger U.S. companies, although it may invest in stocks of smaller companies and stocks of foreign issuers.

In managing the debt component of the Fund, the Sub-Adviser looks to select investments with the opportunity to enhance the portfolio's yield and total return, focusing on performance over the long term. The Sub-Adviser looks to construct an intermediate-term (generally consisting of securities with an average maturity of between 5-10 years), portfolio by selecting investments with the opportunity to enhance the portfolio's overall total return and yield, while managing maturity. The Fund may invest up to 15% of its total assets in high-yield instruments. High-yield bonds are fixed income securities rated below BBB-by Standard & Poor's Corporation (S&P) or Baa3 by Moody's Investors Services, Inc. (Moody's) or, if unrated, considered by the Sub-Adviser to be of comparable quality. The Fund may also invest in foreign debt securities.

The Fund may invest in convertible securities and derivative instruments.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

ALLOCATION RISKS -- the success of the Fund's strategy depends on the Sub-Adviser's skill in allocating Fund assets between equities and debt and in choosing investments within those categories. Because the Fund's assets are allocated between equities and fixed income securities, the Fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor.

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity and debt securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in its financial condition. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. Stocks of smaller companies tend to be less liquid and more volatile than stocks of larger companies. Stocks of smaller companies also can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.

CHANGES IN INTEREST RATES -- fixed-income investments are subject to the risk that interest rates will rise, which generally causes bond prices to fall. Economic and market conditions may cause issuers to default or go bankrupt. High-yield instruments are even more sensitive to economic and market conditions than other fixed-income instruments. Fixed-income securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

RISKS OF FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons. Some foreign securities tend to be less liquid and more volatile than their U.S. counterparts. Accounting standards and market regulations tend to be less standardized in certain foreign countries. Investments outside the U.S. may also be affected by administrative difficulties, such as delays in clearing and settling portfolio transactions. Securities of foreign companies may be denominated in foreign currency. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce the risk may not perform as expected.

MORTGAGE-RELATED SECURITIES -- the prices of mortgage-related securities, in addition to being sensitive to changes in interest rate, are sensitive to changes in the prepayment patterns on the underlying instruments. If the principal on the underlying mortgage notes is repaid faster than anticipated, which typically occurs in times of low or declining interest rates, the price of the mortgage-related security may fall.

U.S. GOVERNMENT SECURITIES -- some U.S. government agency securities may be subject to varying degrees of credit risk, particularly those not backed by the full faith and credit of the U.S. Government. The price of a U.S. government security may decline due to changing interest rates.

RISKS OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty for the derivative instrument, and the risk of loss due to the changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce returns for the Fund.

HIGH YIELD SECURITIES -- high yield securities are subject to greater risk than higher quality securities, including the risks associated with greater price volatility and principal and income risk.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the Risks is available in the "Other Considerations -- Principal Risks" section.

BALANCED FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is not a guarantee of future performance.

                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class A shares from year to year.

 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
          25.00    14.49    20.09    16.26    12.05   (1.34)   (4.83)   (11.11)   18.01

(1) These figures are for the year ended December 31 of each year. They do not reflect sales charges and would be lower if they did.

(2) The figures provide performance information for Class A shares of the Fund, since Class O shares do not have a full year of operations. Class A shares are not offered in this Prospectus. Class A shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class A shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.

            Best and worst quarterly performance during this period:
                            4th quarter 1998: 12.73%
                           3rd quarter 2002: (9.46)%
              The Fund's Class A shares' year-to-date total return

                  as of June 30, 2004: 1.80%

                          AVERAGE ANNUAL TOTAL RETURNS
                   (For the periods ended December 31, 2003)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of three broad measures of market performance -- the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the Lehman Brothers Aggregate Bond Index ("LBAB Index") and the Composite Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are for Class A only. After-tax returns for other classes will vary.

                                                                                                       10 YEARS
                                                                   1 YEAR        5 YEARS         (OR LIFE OF CLASS)(1)
Class A Return Before Taxes(2)                                 %    11.23           0.79                  7.86
Class A Return After Taxes on Distributions(2)                 %    10.76          (0.52)                 5.60
Class A Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                    %     7.45           0.00                  5.60
S&P 500 Index (reflects no deductions for fees, expenses or
  taxes)(3)                                                    %    28.71          (0.57)                11.85(6)
LBAB Index (reflects no deductions for fees, expenses or
  taxes)(4)                                                    %     4.10           6.62                  7.45(6)
Composite Index (reflects no deductions for fees, expenses
  or taxes)(5)                                                 %    18.49           2.67                 10.43(6)

(1) This table shows performance for Class A shares of the Fund. Class A shares commenced operations on April 15, 1994.

(2) Reflects deduction of sales charge of 5.75%.

(3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4) The LBAB Index is an unmanaged index and is composed of securities from Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index and the Asset-Backed Securities Index.

(5) The Composite Index consists of 60% S&P 500 Index and 40% LBAB Index.

(6) The Index returns for Class A shares are for the period beginning April 1, 1994.

CAPITAL APPRECIATION  FUNDS

GLOBAL SCIENCE AND
TECHNOLOGY FUND

OBJECTIVE
The Fund seeks long-term capital appreciation.

INVESTMENT STRATEGY
The Fund normally invests at least 80% of its net assets in equity securities issued by science and technology companies in all market capitalization ranges. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The Fund will invest primarily in equity securities of U.S. and non-U.S. companies selected for their rapid and sustainable growth potential from the development, advancement and use of science and/or technology. The Sub-Adviser considers science and technology companies to be companies defined as such by the Standard Industrial Classification ("SIC") Codes. The Fund may, from time to time, invest more than 25% of its assets in securities whose issuers are located in a single foreign country. The Fund may invest up to 25% of its net assets in stocks of issuers in emerging market countries.

The Fund primarily buys common stock but also can invest in preferred stock and securities convertible into common and preferred stock, Initial Public Offerings ("IPOs"), and Rule 144A securities. The Sub-Adviser will invest in U.S. and non-U.S. companies (including companies located in emerging market countries) that are expected to offer the best opportunities for growth and high investment returns. The Sub-Adviser uses a multi-factor screen to identify stocks that have above-average return potential. The factors and the weight assigned to a factor will change depending on market conditions. The most influential factors over time have been revenue and earnings growth, estimate revisions, profitability and relative value.

The Sub-Adviser, in an attempt to reduce portfolio risk, will diversify by investing in at least three countries, one of which may be the U.S. Some of the industries that are likely to be represented in the Fund's portfolio holdings include: Application Software, IT Consulting & Services, Internet Software and Services, Networking Equipment, Telecom Equipment, Computer Hardware, Computer Storage & Peripherals, Electronic Equipment and Instruments, Semiconductor Equipment, Semiconductors, Aerospace & Defense, Electrical Components & Equipment, Biotechnology, Pharmaceuticals, Healthcare Equipment & Supplies, Healthcare Distribution & Services, Healthcare Facilities, Industrial Gases, Specialty Chemicals, Advanced Materials, Integrated Telecom Services, Alternative Carriers and Wireless Telecommunication Services.

The Fund generally will sell a stock when, in the Sub-Adviser's opinion, there is a deterioration in the company's fundamentals, a change in macroeconomic outlook, technical deterioration, valuation issues, a need to rebalance the portfolio or a better opportunity elsewhere. The Sub-Adviser uses a broad set of technical tools to enhance the timing of purchase or sell decisions.

The Fund may invest excess cash in short-term U.S. Government securities and other high quality debt securities for temporary and defensive purposes. It also may invest in derivative instruments including foreign currency contracts.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may invest in securities of small- and mid-sized companies, which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth-oriented securities in which the Fund invests. Rather, the market could favor value-oriented securities, or may not favor equities at all.

SCIENCE AND TECHNOLOGY -- the Fund's focus on stocks in the science and technology sectors makes it more susceptible to factors affecting those sectors and more volatile than funds that invest in many different sectors. Therefore, a downturn in the science and/or technology sectors could hurt the Fund's performance to a greater extent than a fund that invests in many sectors.

In addition, investing in science and technology companies exposes the Fund to special risks. For example, rapid advances in science and technology might cause existing products to become obsolete, and the Fund's returns could suffer to the extent it holds an affected company's shares. Companies in a number of science and technology sectors are subject to more government regulations and approval processes than many other industries. This fact may affect a company's overall profitability and cause its stock price to be more volatile. Additionally, science and technology companies are dependent upon consumer and business acceptance as new technologies evolve.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce exchange risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments. To the extent the Fund invests in countries with emerging securities markets, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It also may be more difficult to buy and sell securities in emerging market countries. If the Fund invests more than 25% of its assets in securities whose issuers are located in a single foreign country, the Fund would be more dependent upon the political and economic circumstances of that country than a mutual fund that owns stocks of companies in many countries.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to the changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce returns for the Fund.

INITIAL PUBLIC OFFERINGS ("IPOS") -- IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offerings. When the Fund's asset base is small, the impact of such investments on the Fund's return will be magnified. As the Fund's assets grow, it is likely that the effect of the Fund's investment in IPOs on the Fund's return will decline.

RULE 144A SECURITIES -- Rule 144A securities are securities that are not registered, but which are bought and sold solely by institutional investors. The Fund considers Rule 144A securities to be "liquid" although the market for such securities typically is less active than public securities markets and may lead to less ability to sell these securities.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the risks associated with investing in the Fund is available in the "Other Considerations" section.
8

GLOBAL SCIENCE AND TECHNOLOGY FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is not a guarantee of future results.

                   YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)(4)

The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class O shares for 2002, 2003 and 2004 and Class I shares for 2001.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                                      (24.87)  (43.01)   47.13   (1.30)

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares commenced operations on August 6, 2001, the figures shown for 2002 through 2004 provide performance for Class O shares of the Fund. The figure shown for the year 2001 provides performance for Class I shares of the Fund, revised to reflect the higher expenses of the Class O shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC began serving as investment adviser. Formerly, ING Investment Management Co. served as the investment adviser. Effective January 2, 2004, BlackRock Advisors, Inc. serves as sub-adviser to the Fund. Prior to January 2, 2004, AIC Asset Management, LLC served as sub-adviser to the Fund.

(4) Effective February 17, 2004, the Fund changed its name from ING Technology Fund to ING Global Science and Technology Fund.

            Best and worst quarterly performance during this period:
                            4th quarter 2001:  39.54
3rd quarter 2001: (34.97)
                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (For the periods ended December 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of three broad measures of market performance -- the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), the Pacific Stock Exchange Technology Index ("PSE Technology Index"), and the Goldman Sachs Technology Industry Composite Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are for Class O only. After-tax returns for other classes will vary.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
CLASS O RETURN BEFORE TAXES(2)                                 %   (1.30)          (7.43)
Class O Return After Taxes on Distributions(2)                 %   (1.30)          (7.43)               N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                    %   (0.85)          (6.22)               N/A
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                    %   10.86            1.72(4)             N/A
PSE Technology Index (reflects no deduction for fees,
  expenses or taxes)(5)                                        %   12.09            4.00(4)             N/A
Goldman Sachs Technology Industry Composite Index
(reflects no deduction for fees, expenses or taxes)(6)         %    2.91           (3.74)(4)            N/A
CLASS I RETURN BEFORE TAXES(7)                                 %   (1.28)         (18.25)               N/A
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                    %   10.88           (0.96)(8)            N/A
PSE Technology Index (reflects no deduction for fees,
  expenses or taxes)(5)                                        %   12.09           (7.80)(8)            N/A
Goldman Sachs Technology Industry Composite Index
(reflects no deduction for fees, expenses or taxes)(6)         %    2.91          (18.13)(8)            N/A

(1) This table shows the performance of the Class O shares of the Fund. Class I shares are revised to reflect the higher expenses of Class O shares.
(2) Class O shares commenced operations on August 6, 2001.
(3) The S&P 500 Index is a widely recognized, unmanaged index that measures the performance of securities of approximately 500 large capitalization companies whose securities are traded on major U.S. stock markets.
(4) The Index returns for Class O shares are for the period beginning August 1, 2001.
(5) The PSE Technology Index, an unmanaged index published by the Pacific Exchange, is comprised of 100 listed and over-the-counter stocks from 15 different industries including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology. This Index more closely tracks the types of securities in which the Fund invests than the Goldman Sachs Technology Industry Composite Index and is included as an additional comparison for Fund performance.
(6) The Goldman Sachs Technology Industry Composite Index is a widely recognized, unmanaged index of technology stocks.
(7) Class I shares commenced operations on March 1, 2000. Class I shares are revised to reflect the higher expenses of Class O shares. Annual returns would differ only to the extent Class I and Class O shares have different expenses. See footnote (2) to the bar chart above.
(8) The Index returns for Class I shares are for the period beginning March 1, 2000.

INTERNATIONAL GROWTH FUND

OBJECTIVE
The Fund seeks long-term capital growth primarily through investment in common stocks principally traded in countries outside of the United States. The Fund will not target any given level of current income.

INVESTMENT STRATEGY
Under normal market conditions, the Fund invests at least 65% of its total assets in securities of companies of any size principally traded in three or more countries outside of the U.S. These securities generally include common stocks as well as securities convertible into common stock.

In managing the Fund, the Sub-Adviser looks to:

- Diversify the Fund's portfolio by investing in a mix of stocks that it believes have the potential for long-term growth, as well as stocks that appear to be trading below their perceived value.
- Allocate assets among several geographic regions and individual countries, investing primarily in those areas that it believes have the greatest potential for growth as well as relatively stable exchange rates.
- Invest primarily in established foreign securities markets, although it may invest in emerging markets as well.
- Use internally developed quantitative computer models to evaluate the financial characteristics of over 1,000 companies. The Sub-Adviser analyzes cash flows, earnings and growth prospects of each company, in an attempt to select companies with long-term sustainable growth characteristics.

The Fund may employ currency hedging strategies to protect the portfolio from adverse effects on the U.S. dollar.

The Fund may invest in derivative instruments.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into opportunities believed to be more promising.
The Fund may engage in active and frequent trading of portfolio securities to achieve its primary investment strategies.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer. While equities may offer the potential for greater long-term growth than most debt securities, they generally have higher volatility. The Fund may invest in securities of small- and mid-sized companies, which may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers.

MARKET TRENDS -- from time to time, the stock market may not favor the growth-oriented securities in which the Fund invests. Rather, the market could favor value-oriented securities, or may not favor equities at all.

FOREIGN INVESTING -- foreign investments may be riskier than U.S. investments for many reasons, including: changes in currency exchange rates; unstable political, social and economic conditions; a lack of adequate or accurate company information; differences in the way securities markets operate; less secure foreign banks or securities depositories than those in the U.S.; less standardization of accounting standards and market regulations in certain foreign countries; and varying foreign controls on investments. Foreign investments may also be affected by administrative difficulties, such as delays in clearing and settling transactions. Additionally, securities of foreign companies may be denominated in foreign currencies. Exchange rate fluctuations may reduce or eliminate gains or create losses. Hedging strategies intended to reduce exchange risk may not perform as expected. These factors may make foreign investments more volatile and potentially less liquid than U.S. investments. To the extent the Fund invests in countries with emerging securities markets, the risks of foreign investing may be greater, as these countries may be less politically and economically stable than other countries. It also may be more difficult to buy and sell securities in emerging market countries.

CONVERTIBLE SECURITIES -- the value of convertible securities may fall when interest rates rise. Convertible securities with longer maturities tend to be more sensitive to changes in interest rates, usually making them more volatile than convertible securities with shorter maturities. The Fund could also lose money if the issuer of a convertible security is unable to meet its financial obligations or goes bankrupt.

DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may have a leveraging effect, which may increase the volatility of the Fund and may reduce returns for the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify market risk, credit risk and other risks associated with investments in the Fund.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the risks associated with investing in the Fund is available in the "Other Considerations" section.
10

INTERNATIONAL GROWTH FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is not a guarantee of future results.
                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class O shares for 2002, 2003 and 2004 and Class I shares for 1994 through 2001.

 1995     1996     1997     1998     1999     2000     2001     2002     2003     2004
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
6.72      22.92    15.63    18.05    51.71   (21.67)  (25.92)  (29.85)   30.96    17.12

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares commenced operations on August 1, 2001, the figures shown for 2002 through 2004 provide performance for Class O shares of the Fund. The figures shown for the years 1994 through 2001 provide performance for Class I shares of the Fund, revised to reflect the higher expenses of the Class O shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.

            Best and worst quarterly performance during this period:
                            4th quarter 1999: 31.82%
3rd quarter 2002: (23.80)%
                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (For the periods ended December 31, 2004)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- the Morgan Stanley Capital International -- Europe, Australasia and Far East Index ("MSCI EAFE Index"). The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are for Class O only. After-tax returns for other classes will vary.

                                                                                 5 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   10 YEARS
CLASS O RETURN BEFORE TAXES(2)                                 %    17.12         (0.10)             N/A
Class O Return After Taxes on Distributions(2)                 %    17.20         (0.12)             N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                    %    11.47         (0.02)             N/A
MSCI EAFE Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                    %    20.70          8.66(4)           N/A
CLASS I RETURN BEFORE TAXES(5)                                 %    17.06         (9.05)            5.41
MSCI EAFE Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                    %    20.70         (0.80)            5.94(5)

(1) This table shows the performance of the Class O and Class I shares of the Fund. Class I shares are revised to reflect the higher expenses of Class O shares.

(2) Class O shares commenced operations on August 1, 2001.

(3) The MSCI EAFE Index is an unmanaged index that measures the performance of securities listed on exchanges in markets in Europe, Australasia and the Far East.

(4) The Index return for Class O shares is for the period beginning August 1, 2001.

(5) The Index return for Class I shares is for the 10-year period ended December 31, 2004. Class I shares are revised to reflect the higher expenses of Class O shares. Annual returns would differ only to the extent Class I and Class O shares have different expenses. See footnote (2) to the bar chart above.

INDEX PLUS  FUNDS

INDEX PLUS LARGECAP FUND

OBJECTIVE
Seeks to outperform the total return performance of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500 Index"), while maintaining a market level of risk.

INVESTMENT STRATEGY
The Fund invests at least 80% of its assets in stocks included in the S&P 500 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P 500 Index is a stock market index comprised of common stocks of 500 of the largest companies traded in the U.S. and selected by Standard & Poor's Corporation.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P 500 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the index. Stocks that the Sub-Adviser believes are likely to match the performance of the S&P 500 Index are generally invested in proportion to their representation in the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each company and its potential for strong, sustained earnings growth. At any one time, the Sub-Adviser generally includes in the Fund between 400 and 500 of the stocks included in the S&P 500 Index. Although the Fund will not hold all the stocks in the S&P 500 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P 500 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) that approximate those of the S&P 500 Index. The Fund may invest in derivative instruments.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer.

MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

RISK OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund and may reduce returns for the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the Risks is available in the "Other Considerations" section.
12

INDEX PLUS LARGECAP FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is not a guarantee of future results.
                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class O shares for 2002 and 2003 and Class I shares for 1997 through 2001.

 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                            33.61    32.15    24.20   (9.69)   (14.20)  (22.02)   25.21

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares commenced operations on August 1, 2001, the figures shown for 2002 and 2003 provide performance for Class O shares of the Fund. The figures shown for the years 1997 through 2001 provide performance for Class I shares of the Fund, revised to reflect the higher expenses of the Class O shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.

            Best and worst quarterly performance during this period:
                            4th quarter 1998: 22.42%
                           3rd quarter 2002: (17.40)%
              The Fund's Class O shares' year-to-date total return
                           as of June 30, 2004: 2.76%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (For the periods ended December 31, 2003)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- "S&P 500 Index". The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are for Class O only. After-tax returns for other classes will vary.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class O Return Before Taxes(2)                                 %    25.21         (3.15)                 N/A
Class O Return After Taxes on Distributions(2)                 %    25.07         (3.48)                 N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                    %    16.55         (2.85)                 N/A
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                    %    28.71         (1.83)(4)              N/A
Class I Return Before Taxes(5)                                 %    25.31         (1.23)                7.26
S&P 500 Index (reflects no deduction for fees, expenses or
  taxes)(3)                                                    %    28.71         (0.57)                7.20(6)

(1) This table shows the performance of the Class O and Class I shares of the Fund. Class I shares are revised to reflect the higher expenses of Class O shares.

(2) Class O shares commenced operations on August 1, 2001.

(3) The S&P 500 Index is an unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

(4) The Index return for Class O shares is for the period beginning August 1, 2001.

(5) Class I shares commenced operations on December 10, 1996. Class I shares are revised to reflect the higher expenses of Class O shares. Annual returns would differ only to the extent Class I and Class O shares have different expenses. See footnote (2) to the bar chart above.

(6) The Index return for Class I shares is for the period beginning December 1, 1996.

INDEX PLUS MIDCAP FUND

OBJECTIVE
Seeks to outperform the total return performance of the Standard & Poor's MidCap 400 Index ("S&P MidCap 400 Index"), while maintaining a market level of risk.

INVESTMENT STRATEGY
The Fund invests at least 80% of its assets in stocks included in the S&P MidCap 400 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P 400 Index is a stock market index comprised of common stocks of 400 mid-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines mid-capitalization companies as companies that are included in the S&P MidCap 400 Index at the time of purchase. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P MidCap 400 Index changes. As of June 30, 2004, the smallest company in the S&P MidCap 400 Index had a market capitalization of $342.5 million and the largest company had a market capitalization of $8.3 billion.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P MidCap 400 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P MidCap 400 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P MidCap 400 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P MidCap 400 Index. The Fund may invest in derivative instruments.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer.

MID-SIZED COMPANIES -- the stocks of medium-sized companies may be more susceptible to greater price volatility than larger companies because they typically have fewer financial resources, more limited product and market diversification, and may be dependent on a few key managers. They tend to be more volatile and less liquid than stocks of larger companies.

MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

RISK OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund and may reduce returns for the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

A more detailed discussion of the Risks is available in the "Other Considerations" section.
14

INDEX PLUS MIDCAP FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is not a guarantee of future results.
                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class O shares for 2002 and 2003 and Class I for 1999 through 2001.

 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                              15.31    19.69   (1.83)   (12.66)   31.70

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares commenced operations on August 1, 2001, the figures shown for 2002 and 2003 provide performance for Class O shares of the Fund. The figures shown for the years 1999 through 2001 provide performance for Class I shares of the Fund, revised to reflect the higher expenses of the Class O shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.

            Best and worst quarterly performance during this period:
                            4th quarter 1999: 18.72%
                           3rd quarter 2002: (15.46)%
              The Fund's Class O shares' year-to-date total return
                           as of June 30, 2004: 6.65%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (For the periods ended December 31, 2003)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- S&P MidCap 400 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are for Class O only. After-tax returns for other classes will vary.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class O Return Before Taxes(2)                                 %    31.70           5.63                  N/A
Class O Return After Taxes on Distributions(2)                 %    31.67           5.47                  N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                    %    20.64           4.73                  N/A
S&P MidCap 400 Index (reflects no deduction for fees,
  expenses or taxes)(3)                                        %    35.62           6.28(4)               N/A
Class I Return Before Taxes(5)                                 %    31.42           9.25                11.68
S&P MidCap 400 Index (reflects no deduction for fees,
  expenses or taxes)(3)                                        %    35.62           9.21                11.32(6)

(1) This table shows the performance of the Class O and Class I shares of the Fund. Class I shares are revised to reflect the higher expenses of Class O shares.

(2) Class O shares commenced operations on August 1, 2001.

(3) The S&P MidCap 400 Index is an unmanaged index that measures the performance of the mid-size company segment of the U.S. market.

(4) The Index return for Class O shares is for the period beginning August 1, 2001.

(5) Class I shares commenced operations on February 3, 1998. Class I shares are revised to reflect the higher expenses of Class O shares. Annual returns would differ only to the extent Class I and Class O shares have different expenses. See footnote (2) to the bar chart above.

(6) The Index return for Class I shares is for the period beginning February 1, 1998.

INDEX PLUS SMALLCAP FUND

OBJECTIVE
Seeks to outperform the total return performance of the Standard & Poor's SmallCap 600 Index ("S&P SmallCap 600 Index"), while maintaining a market level of risk.

INVESTMENT STRATEGY
The Fund invests at least 80% of its assets in stocks included in the S&P SmallCap 600 Index. The Fund will provide shareholders with at least 60 days' prior notice of any change in this investment policy. The S&P SmallCap 600 Index is a stock market index comprised of common stocks of 600 small-capitalization companies traded in the U.S. and selected by Standard & Poor's Corporation. The Sub-Adviser defines small-capitalization companies as companies that are included in the S&P SmallCap 600 Index at the time of purchase. The market capitalization range is reset monthly and will change with market conditions as the range of the companies in the S&P SmallCap 600 Index changes. As of June 30, 2004, the smallest company in the S&P SmallCap 600 Index had a market capitalization of $51 million and the largest company had a market capitalization of $3 billion.

In managing the Fund, the Sub-Adviser attempts to achieve the Fund's objective by overweighting those stocks in the S&P SmallCap 600 Index that the Sub-Adviser believes will outperform the index, and underweighting (or avoiding altogether) those stocks that the Sub-Adviser believes will underperform the index. In determining stock weightings, the Sub-Adviser uses internally developed quantitative computer models to evaluate various criteria, such as the financial strength of each issuer and its potential for strong, sustained earnings growth. Although the Fund will not hold all of the stocks in the S&P SmallCap 600 Index, the Sub-Adviser expects that there will be a close correlation between the performance of the Fund and that of the S&P SmallCap 600 Index in both rising and falling markets, as the Fund is designed to have risk characteristics (e.g., price-to-earnings ratio, dividend yield, volatility) which approximate those of the S&P SmallCap 600 Index. The Fund may invest in derivative instruments.

The Fund may lend portfolio securities on a short-term or long-term basis, up to 33 1/3% of its total assets.

The Sub-Adviser may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into opportunities believed to be more promising.

The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective.

RISKS
You could lose money on an investment in the Fund. The Fund may be affected by the following risks, among others:

PRICE VOLATILITY -- the value of the Fund changes as the prices of its investments go up or down. Equity securities face market, issuer and other risks, and their values may fluctuate, sometimes rapidly and unpredictably. Market risk is the risk that securities may decline in value due to factors affecting the securities markets generally or particular industries. Issuer risk is the risk that the value of a security may decline for reasons relating to the issuer, such as changes in the financial condition of the issuer.

SMALL-SIZED COMPANIES -- stocks of smaller companies carry higher risks than stocks of larger companies.
- Smaller companies may lack the management experience, financial resources, product diversification and competitive strengths of larger companies.
- In many instances, the frequency and volume of trading in small cap stocks are substantially less than stocks of larger companies. As a result, the stocks of smaller companies may be subject to wider price fluctuations.
- When selling a large quantity of a particular stock, the Fund may have to sell at a discount from quoted prices or may have to make a series of small sales over an extended period of time due to the more limited trading volume of smaller company stocks.
- Stocks of smaller companies tend to be more volatile than stocks of larger companies and can be particularly sensitive to unexpected changes in interest rates, borrowing costs and earnings.

MANAGER RISK -- the success of the Fund's strategy depends significantly on the Sub-Adviser's skill in determining which securities to overweight, underweight or avoid altogether.

RISK OF USING DERIVATIVES -- derivatives are subject to the risk of changes in the market price of the underlying security, credit risk with respect to the counterparty to the derivative instrument, and the risk of loss due to changes in interest rates. The use of certain derivatives may also have a leveraging effect, which may increase the volatility of the Fund and may reduce returns for the Fund.

SECURITIES LENDING -- there is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price. Engaging in securities lending could have a leveraging effect, which may intensify the market risk, credit risk and other risks associated with investments in the Fund.

PORTFOLIO TURNOVER -- a high portfolio turnover rate involves greater expenses to the Fund, including brokerage commissions and other transaction costs, and is likely to generate more taxable short-term gains for shareholders, which may have an adverse impact on performance.

A more detailed discussion of the Risks is available in the "Other Considerations" section.
16

INDEX PLUS SMALLCAP FUND
--------------------------------------------------------------------------------
[MONEY GRAPHIC]
      HOW THE FUND HAS PERFORMED

The bar chart and table below show the Fund's historical performance which provides some indication of the risks of investing in the Fund and a broad measure of market performance for the same period. The Fund's past performance (before and after income taxes) is not a guarantee of future results.
                    YEAR BY YEAR TOTAL RETURNS (%)(1)(2)(3)
The bar chart below provides some indication of the risks of investing in the Fund by showing changes in the performance of the Fund's Class O shares for 2002 and 2003 and Class I shares for 1999 through 2002.

 1994     1995     1996     1997     1998     1999     2000     2001     2002     2003
 ----     ----     ----     ----     ----     ----     ----     ----     ----     ----
                                              10.02    7.57     2.97    (12.72)   35.71

(1) These figures are for the year ended December 31 of each year.

(2) Because Class O shares commenced operations on August 1, 2001, the figures shown for 2002 and 2003 provide performance for Class O shares of the Fund. The figures shown for the years 1999 through 2001 provide performance for Class I shares of the Fund, revised to reflect the higher expenses of the Class O shares. Class I shares are not offered in this Prospectus. Class I shares would have substantially similar annual returns as the Class O shares because the classes are invested in the same portfolio of securities. Annual returns would differ only to the extent Class O and Class I shares have different expenses.

(3) Effective March 1, 2002, ING Investments, LLC serves as investment adviser and ING Investment Management Co., the former investment adviser, serves as sub-adviser.

            Best and worst quarterly performance during this period:
                            2nd quarter 2003: 18.17%
                           3rd quarter 2002: (17.09)%
              The Fund's Class O shares' year-to-date total return
                           as of June 30, 2004: 9.59%

                        AVERAGE ANNUAL TOTAL RETURNS(1)
                   (For the periods ended December 31, 2003)

The table below provides some indication of the risks of investing in the Fund by comparing the Fund's performance to that of a broad measure of market performance -- S&P SmallCap 600 Index. The table also shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

In some cases the after-tax returns may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

After-tax returns are for Class O only. After-tax returns for other classes will vary.

                                                                                 5 YEARS              10 YEARS
                                                                   1 YEAR   (OR LIFE OF CLASS)   (OR LIFE OF CLASS)
Class O Return Before Taxes(2)                                 %    35.71           7.92                  N/A
Class O Return After Taxes on Distributions(2)                 %    35.71           7.80                  N/A
Class O Return After Taxes on Distributions and Sale of Fund
  Shares(2)                                                    %    23.21           6.73                  N/A
S&P SmallCap 600 Index (reflects no deduction for fees,
  expenses or taxes)(3)                                        %    38.79           8.15(4)               N/A
Class I Return Before Taxes(5)                                 %    35.40           7.63                 6.37
S&P SmallCap 600 Index (reflects no deduction for fees,
  expenses or taxes)(3)                                        %    38.79           9.67                 8.23(6)

(1) This table shows the performance of the Class O and Class I shares of the Fund. Class I shares are revised to reflect the higher expenses of Class O shares.
(2) Class O shares commenced operations on August 1, 2001.

(3) The S&P SmallCap 600 Index is an unmanaged index used to measure stock market performance composed of companies with a weighted average market value of $600 million.

(4) The Index return for Class O shares is for the period beginning August 1, 2001.

(5) Class I shares commenced operations on February 3, 1998. Class I shares are revised to reflect the higher expenses of Class O shares. Annual returns would differ only to the extent Class I and Class O shares have different expenses. See footnote (2) to the bar chart above.

(6) The Index return for Class I shares is for the period beginning February 1, 1998.

FUND EXPENSES

The following tables describe Fund expenses. Annual Fund Operating Expenses are deducted from Fund assets every year, and are thus paid indirectly by all shareholders.

CLASS O SHAREHOLDER FEES

There are no sales charges deducted on initial purchases of Class O shares, no deferred sales charges applied on redemptions, no sales charges applied to dividend reinvestments, and no exchange fees. Each Fund has adopted a Shareholder Services Plan that allows payment of a service fee. The service fee is used primarily to pay selling dealers and their agents for servicing and maintaining shareholder accounts. Because the fees are paid out on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

                                 CLASS O SHARES
                       ANNUAL FUND OPERATING EXPENSES(1)
                 (as a percentage of average daily net assets)

                                                                                          Waiver
                                         Service                                       Reimbursement
                             Management  (12b-1)                      Total Operating       and         Net
                                Fees       Fees    Other Expenses(2)     Expenses      Recoupment(3)  Expenses
Balanced Fund                   0.80%     0.25%          0.27%             1.32%             N/A       1.32%
Global Science and
  Technology Fund               1.05%     0.25%          0.74%             2.04%           (0.29)%     1.75%
International Growth Fund       0.85%     0.25%          0.73%             1.83%           (0.23)%     1.60%
Index Plus LargeCap Fund        0.45%     0.25%          0.23%             0.93%              --       0.93%
Index Plus MidCap Fund          0.45%     0.25%          0.41%             1.11%           (0.11)%     1.00%
Index Plus SmallCap Fund        0.45%     0.25%          0.69%             1.39%           (0.39)%     1.00%

(1) This table shows the estimated operating expenses for each Fund as a ratio of expenses to average daily net assets. These estimates, unless otherwise noted, are based on each Fund's actual operating expenses, annualized, for the Funds' most recently completed fiscal year and fee waivers to which the investment adviser has agreed to for each Fund. Actual expenses may be greater or less than estimated.

(2) ING Funds Services, LLC receives an annual administrative fee equal to 0.08% of average daily net assets.

(3) ING Investments, LLC, the investment adviser to each Fund, entered into a written expense limitation agreement with each Fund under which it will limit expenses of the Funds, excluding interest, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of each Fund's expenses waived, reimbursed or recouped during the last fiscal year by ING Investments, LLC is shown under the heading "Waivers, Reimbursements and Recoupment." For each Fund, the expense limits will continue through at least October 31, 2005. The expense limitations are contractual and shall renew automatically for one-year terms unless ING Investments, LLC provides written notice of the termination of the expense limitation agreement within 90 days of the end of the then current terms or upon termination of the investment management agreement.

CLASS O SHARES EXAMPLES

The Examples that follow are intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. Each Example assumes that you invested $10,000, reinvested all your dividends, the Fund earned an average annual return of 5% and annual operating expenses remained at the current level. Keep in mind that this is only an estimate -- actual expenses and performance may vary.

                                                  1 YEAR                 3 YEARS                 5 YEARS                 10 YEARS
Balanced Fund                        $              134                     418                      723                   1,590
Global Science and Technology
  Fund(1)                            $              178                     612                    1,072                   2,346
International Growth Fund(1)         $              163                     553                      969                   2,129
Index Plus LargeCap Fund             $               95                     296                      515                   1,143
Index Plus MidCap Fund(1)            $              102                     342                      601                   1,342
Index Plus SmallCap Fund(1)          $              102                     402                      723                   1,635

(1) The Examples reflect the contractual expense limits for the one-year period and the first year of the three-, five-, and ten-year periods.

OTHER CONSIDERATIONS

All mutual funds involve risk -- some more than others -- and there is always the chance that you could lose money or not earn as much as you hope. A Fund's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. The following pages discuss the risks associated with certain of the types of securities in which the Funds may invest and certain of the investment practices that the Funds may use. For more information about these and other types of securities and investment techniques that may be used by each Fund, see the Statement of Additional Information ("SAI").

Many of the investment techniques and strategies discussed in this Prospectus and in the SAI are discretionary, which means that the Adviser or Sub-Adviser can decide whether to use them or not. The Funds named below may invest in these securities or use these techniques as part of the Fund's principal investment strategy. However, the Adviser or Sub-Adviser of any Fund may also use investment techniques or make investments in securities that are not a part of a Fund's principal investment strategy.

PRINCIPAL RISKS

The discussions below identify the Funds that engage in the described strategy as a principal strategy. For these Funds, the risk associated with the strategy is a principal risk. Other Funds may engage, to a lesser extent, in these strategies, and when so engaged are subject to the attendant risks. Please see the SAI for a further discussion of the principal and other investment strategies employed by each Fund.

INVESTMENTS IN FOREIGN SECURITIES (BALANCED FUND, GLOBAL SCIENCE AND TECHNOLOGY FUND, AND INTERNATIONAL GROWTH FUND). There are certain risks in owning foreign securities, including those resulting from: fluctuations in currency exchange rates; devaluation of currencies; political or economic developments and the possible imposition of currency exchange blockages or other foreign governmental laws or restrictions; reduced availability of public information concerning issuers; accounting, auditing and financial reporting standard or other regulatory practices and requirements that are not uniform when compared to those applicable to domestic companies; settlement and clearance procedures in some countries that may not be reliable and can result in delays in settlement; higher transaction and custody expenses than for domestic securities; and limitations on foreign ownership of equity securities. Also, securities of many foreign companies may be less liquid and the prices are more volatile that those of domestic companies. With certain foreign countries, there is the possibility of expropriation, nationalization, confiscatory taxation and limitations on the use or removal of portfolios or other assets of the Funds, including the withholding of dividends.

Each Fund that invests in foreign securities may enter into foreign currency transactions either on a spot or cash basis at prevailing rates or through forward foreign currency exchange contracts to have the necessary currencies to settle transactions, or to help protect Fund assets against adverse changes in foreign currency exchange rates, or to provide exposure to a foreign currency commensurate with the exposure to securities from that country. Such efforts could limit potential gains that might result from a relative increase in the value of such currencies, and might, in certain cases, result in losses to a Fund. The risks of investing in foreign securities may be greater for countries with an emerging securities market. See the discussion of emerging markets investments on the following page.

HIGH YIELD SECURITIES (BALANCED FUND). Investments in high yield securities generally provide greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk. High yield securities are not considered investment grade, and are regarded as predominantly speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. High yield securities structured as zero coupon or pay-in-kind securities tend to be more volatile. The secondary market in which high yield securities are traded is generally less liquid than the market for higher grade bonds. At times of less liquidity, it may be more difficult to value high yield securities.

U.S. GOVERNMENT SECURITIES (BALANCED FUND). Obligations issued by some U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Banks, are backed solely by the entity's own resources or by the ability of the entity to borrow from the U.S. Treasury. No assurance can be given that the U.S. government will provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

MORTGAGE-RELATED SECURITIES (BALANCED FUND). Although mortgage loans underlying a mortgage-backed security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because the mortgages will be subject to normal principal amortization, and may be prepaid prior to maturity. Like other fixed-income securities, when interest rates rise, the value of a mortgage-backed security generally will decline; however, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities. The rate of prepayments on underlying mortgage securities will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective maturity of the security beyond what was anticipated at the time of the purchase. Unanticipated rates of prepayment on underlying mortgages can be expected to increase the volatility of such securities. In addition, the value of these securities may fluctuate in response to the market's perception of the creditworthiness of the issuers of mortgage-related securities owned by the Fund. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will be able to meet their obligations, and thus are subject to risk of default.

EMERGING MARKETS INVESTMENTS (GLOBAL SCIENCE AND TECHNOLOGY FUND AND INTERNATIONAL GROWTH FUND). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in countries with an emerging securities market. These risks include: high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries; political and social uncertainties; over-dependence on exports, especially with respect to primary commodities, making these economies vulnerable to changes in commodity prices; overburdened infrastructure and obsolete or unseasoned financial systems; environmental problems; less well-developed legal systems; and less reliable custodial services and settlement practices.

INABILITY TO SELL SECURITIES. Certain securities generally trade in lower volume and may be less liquid than securities of large established companies. These less liquid securities could include securities of small and mid-size U.S. companies, high-yield instruments, convertible securities, unrated debt and convertible securities, securities that originate from small offerings, and foreign securities, particularly those from companies in countries with an emerging securities market. A Fund could lose money if it cannot sell a security at the time and price that would be most beneficial to the Fund.

INVESTMENTS IN SMALL- AND MID-CAPITALIZATION COMPANIES. (ALL FUNDS EXCEPT INDEX PLUS LARGECAP FUND). The Funds may invest in small- and mid-capitalization companies. Investments in small- and mid-capitalization companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. The securities of smaller companies are often traded over-the-counter and may not be traded in volumes typical on a national securities exchange. Consequently, the securities of smaller companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

DERIVATIVES (ALL FUNDS). Generally, derivatives can be characterized as financial instruments whose performance is derived, at least in part, from the performance of an underlying asset or assets. Some derivatives are sophisticated instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. These may include swap agreements, options, forwards and futures. Derivative securities are subject to market risk, which could be significant for those that have a leveraging effect. Derivatives are also subject to credit risks related to the counterparty's ability to perform, and any deterioration in the counterparty's creditworthiness could adversely affect the instrument. In addition, derivatives and their underlying securities may experience periods of illiquidity, which could cause a Fund to hold a security it might otherwise sell or could force the sale of a security at inopportune times or for prices that do not reflect current market value. A risk of using derivatives is that the Adviser or Sub-Adviser might imperfectly judge the market's direction. For instance, if a derivative is used as a hedge to offset investment risk in another security, the hedge might not correlate to the market's movements and may have unexpected or undesired results, such as a loss or a reduction in gains.

The derivative instruments in which a Fund may invest include futures contracts and options.

FUTURES CONTRACTS AND OPTIONS (ALL FUNDS): Each Fund may use futures contracts and options to hedge against price fluctuations or increase exposure to a particular asset class. To a limited extent, the Funds also may use these instruments for speculation (investing for potential income or capital gain).

- Futures contracts are agreements that obligate the buyer to buy and the seller to sell a certain quantity of securities at a specific price on a specific date.
- Options are agreements that give the holder the right, but not the obligation, to purchase or sell a certain amount of securities or futures contracts during a specified period or on a specified date.

The main risk of investing in futures contracts and options is that these instruments can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the instrument. In addition, while a hedging strategy can guard against potential risks for the Fund as a whole, it adds to the Fund's expenses and may reduce or eliminate potential gains. There is also a risk that a futures contract or option intended as a hedge may not perform as expected.

SWAPS (ALL FUNDS). The Funds may enter into interest rate swaps, currency swaps and other types of swap agreements, including swaps on securities and indices. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other on regularly scheduled dates over a stated term, based on different interest rates, currency exchange rates, security prices, the prices or rates of other types of financial instruments or assets or the levels of specified indices.

Swap agreements can take many different forms and are known by a variety of names. Each Fund is not limited to any particular form or variety of swap agreement if the Sub-Adviser determines it is consistent with a Fund's investment objective and policies.

The most significant factor in the performance of a swap is the change in the underlying price, rate or index level that determines the amount of payments to be made under the arrangement. If the Sub-Adviser incorrectly forecasts such change, a Fund's performance would be less than if the Fund had not entered into the swap. In addition, if the counterparty's creditworthiness declines, the value of the swap agreement also would be likely to decline, potentially resulting in losses.

If the counterparty to a swap defaults, a Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. The Sub-Adviser will monitor the creditworthiness of counterparties to a Fund's swap transactions on an ongoing basis.

CONCENTRATION (GLOBAL SCIENCE AND TECHNOLOGY FUND). The Fund concentrates (for purposes of the 1940 Act) its assets in securities related to the science and technology sectors, which means that at least 25% of its assets will be invested in these assets at all times. As a result, the Fund may be subject to greater market fluctuation than a fund that has securities representing a broader range of investment alternatives.

PORTFOLIO TURNOVER (ALL FUNDS EXCEPT GLOBAL SCIENCE AND TECHNOLOGY FUND, INDEX PLUS LARGECAP FUND AND INDEX PLUS MIDCAP FUND). Each Fund is generally expected to engage in frequent and active trading of portfolio securities to achieve its investment objective. A high portfolio turnover rate involves greater expenses to a Fund, including brokerage commissions and other transaction costs.

LENDING PORTFOLIO SECURITIES (ALL FUNDS). In order to generate additional income, a Fund may lend portfolio securities in an amount up to 33 1/3% of total Fund assets to broker-dealers, major banks, or other recognized domestic institutional borrowers of securities. When a Fund lends its securities, it is responsible for investing the cash collateral it receives from the borrower of the securities, and the Fund could incur losses in connection with the investment of such cash collateral. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower default or fail financially.

CONVERTIBLE SECURITIES (BALANCED FUND, GLOBAL SCIENCE AND TECHNOLOGY FUND AND INTERNATIONAL GROWTH FUND). The price of a convertible security will normally fluctuate in some proportion to changes in the price of the underlying equity security, and as such is subject to risks relating to the activities of the issuer and general market and economic conditions. The income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer. Convertible securities are often lower rated securities. The Fund may be required to redeem or convert a convertible security before the holder would otherwise choose.

INITIAL PUBLIC OFFERINGS ("IPOS") (GLOBAL SCIENCE AND TECHNOLOGY FUND). IPOs and companies that have recently gone public have the potential to produce substantial gains for the Fund. However, there is no assurance that the Fund will have access to profitable IPOs. Furthermore, stocks of some newly-public companies may decline shortly after the initial public offerings.

RULE 144A SECURITIES (GLOBAL SCIENCE AND TECHNOLOGY FUND). Rule 144A securities are securities that are not registered, but which are bought and sold solely by institutional investors. The Fund considers Rule 144A securities to be "liquid" although the market for such securities typically is less active than public securities markets.

OTHER RISKS

MANAGEMENT RISK. Each Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser, each Sub-Adviser, and each individual portfolio manager will apply investment techniques and risk analyses in making investment decisions for a Fund, but there can be no guarantee that these will produce the desired results.

CORPORATE DEBT SECURITIES. Corporate debt securities are subject to the risk of the issuer's inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates decline, the value of the Fund's fixed-income securities can be expected to rise, and when interest rates rise, the value of those securities can be expected to decline. Fixed-income securities with longer maturities tend to be more sensitive to interest rate movements than those with shorter maturities.

One measure of risk for fixed-income securities is duration. Duration is one of the tools used by a portfolio manager in the selection of fixed-income securities. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the duration of a noncallable 7% coupon bond with a remaining maturity of 5 years is approximately 4.5 years, and the duration of a noncallable 7% coupon bond with a remaining maturity of 10 years is approximately 8 years. Material changes in interest rates may impact the duration calculation.

TEMPORARY DEFENSIVE STRATEGIES. When the Adviser or Sub-Adviser to a Fund anticipates unusual market or other conditions, the Fund may temporarily depart from its principal investment strategies as a defensive measure. To the extent that a Fund invests defensively, it may not achieve its investment objective.

REPURCHASE AGREEMENTS. Repurchase agreements involve the purchase by a Fund of a security that the seller has agreed to repurchase at an agreed upon date and price. If the seller defaults and the collateral value declines, the Fund might incur a loss. If the seller declares bankruptcy, the Fund may not be able to sell the collateral at the desired time.

BORROWING. A Fund may borrow subject to certain limits. Borrowing may exaggerate the effect of any increase or decrease in the value of securities or the net asset value of a Fund, and money borrowed will be subject to interest costs. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the return earned on borrowed funds. Under adverse market conditions, a Fund might have to sell securities to meet interest or principal payments at a time when fundamental investment considerations would not favor such sales.

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLLS. A reverse repurchase agreement or dollar roll involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, a Fund's net asset value will decline faster than otherwise would be the case. Reverse repurchase agreements and dollar rolls, as leveraging techniques, may increase a Fund's yield; however, such transactions also increase a Fund's risk to capital and may result in a shareholder's loss of principal.

SHORT SALES. A "short sale" is the sale by a Fund of a security which has been borrowed from a third party on the expectation that the market price will drop. If the price of the security rises, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss.

All Funds, except ING Global Science and Technology Fund, will not make short sales of securities, other than short sales "against the box," or purchase securities on margin except for short-term credits necessary for clearance of portfolio transactions, provided that this restriction will not be applied to limit the use of options, futures contracts and related options, in the manner otherwise permitted by the investment restrictions, policies and investment programs of each Fund, as described in the SAI and in this Prospectus.

PAIRING OFF TRANSACTIONS. A pairing-off transaction occurs when a Fund commits to purchase a security at a future date, and then the Fund "pairs-off" the purchase with a sale of the same security prior to or on the original settlement date. Whether a pairing-off transaction on a debt security produces a gain depends on the movement of interest rates. If interest rates increase, then the money received upon the sale of the same security will be less than the anticipated amount needed at the time the commitment to purchase the security at the future date was entered and the Fund will experience a loss.

PERCENTAGE AND RATING LIMITATIONS. Unless otherwise stated, the percentage limitations in this Prospectus applies at the time of investment.

INTERESTS IN LOANS. Each Fund may invest in participation interests or assignments in secured variable or floating rate loans, which include participation interests in lease financings are subject to the credit risk of nonpayment of principal or interest. Substantial increases in interest rates may cause an increase in loan defaults. Although the loans will generally be fully collateralized at the time of acquisition, the collateral may decline in value, be relatively illiquid, or lose all or substantially all of its value subsequent to a Fund's investment. Many loans are relatively illiquid and may be difficult to value.

RESTRICTED AND ILLIQUID SECURITIES. If a security is illiquid, a Fund may not be able to sell the security at a time when the Adviser or Sub-Adviser might wish to sell, and the security could have the effect of decreasing the overall level of a Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, which could vary from the amount a Fund could realize upon disposition. Restricted securities, i.e., securities subject to legal or contractual restrictions on resale, may be illiquid. However, some restricted securities may be treated as liquid, although they may be less liquid that registered securities traded on established secondary markets.

OTHER INVESTMENT COMPANIES. To the extent permitted by the Investment Company Act of 1940, a Fund may generally invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies. No more than 5% of a Fund's total assets may be invested in the securities of any one investment company nor may it acquire more than 3% of the voting securities of any other investment company. These may include exchange-traded funds ("ETFs") and Holding Company Depositary Receipts ("HOLDRs"), among others. ETFs are exchange traded investment companies that are designed to provide investment results corresponding to an equity index and include, among others, Standard & Poor's Depository Receipts ("SPDRs"), Nasdaq-100 Index Tracking Stocks ("QQQ"), Dow Jones Industrial Average Tracking Stocks ("Diamonds") and iShares exchange-traded funds ("iShares"). The main risk of investing in ETFs is that the value of the underlying securities held by the investment company might decrease. The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions. Additional risks of investments in ETFs include: (i) an active trading market for an ETF's shares may not develop or be maintained or (ii) trading may be halted if the listing exchange's officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide "circuit breakers" (which are tied to large decreases in stock prices) halts trading generally. Because HOLDRs concentrate in the stocks of a particular industry, trends in that industry may have a dramatic impact on their value.

MANAGEMENT OF THE FUNDS

ING INVESTMENTS, LLC ("ING INVESTMENTS" OR "ADVISER"), an Arizona limited liability company, serves as the investment adviser to each of the Funds. ING Investments has overall responsibility for the management of the Funds. ING Investments provides or oversees all investment advisory and portfolio management services for each Fund, and assists in managing and supervising all aspects of the general day-to-day business activities and operations of each Fund, including custodial, transfer agency, dividend disbursing, accounting, auditing, compliance and related services.

ING Investments is registered with the SEC as an investment adviser. ING Investments is an indirect wholly-owned subsidiary of ING Groep N.V. (NYSE:
ING). ING Groep N.V. is a global financial institution active in the fields of insurance, banking and asset management in more than 65 countries, with more than 100,000 employees. ING Investments began investment management in April 1995, and serves as investment adviser to registered investment companies as well as structured finance vehicles.

As of December 31, 2004, ING Investments managed over $37.3 billion in assets.

The principal address of ING Investments is 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

ING Investments receives a monthly fee for its services based on the average daily net assets of each of the Funds.

The following table shows the aggregate annual management fees paid by each Fund for its most recent fiscal year as a percentage of that Fund's average daily net assets:

                                         MANAGEMENT
FUND                                        FEES
Balanced                                   0.80%
Global Science and Technology              1.05%
International Growth                       0.85%
Index Plus LargeCap                        0.45%
Index Plus MidCap                          0.45%
Index Plus SmallCap Fund                   0.45%

For information regarding the basis for the Board of Directors' ("Board") approval of the following investment or sub-advisory relationships, please refer to the Funds' SAI.

SUB-ADVISERS

For each of the Funds, ING Investments has engaged a sub-adviser to provide the day-to-day management of each Fund's portfolio. Each sub-adviser has, at least in part, been selected primarily on the basis of their successful application of a consistent, well-defined, long-term investment approach over a period of several market cycles. ING Investments is responsible for monitoring the investment program and performance of each sub-adviser. Under the terms of each sub-advisory agreement, the agreement can be terminated by either ING Investments or the Funds' Board. In the event a sub-advisory agreement is terminated, the sub-adviser may be replaced subject to any regulatory requirements or ING Investments may assume the day-to-day portfolio management of the Fund.

ING Investments acts as a "manager-of-managers" for Global Science and Technology Fund. ING Investments delegates to the sub-adviser of Global Science and Technology Fund the responsibility for investment management, subject to ING Investments' oversight. ING Investments is responsible for monitoring the investment program and performance of the sub-adviser of Global Science and Technology Fund. From time to time, ING Investments may also recommend the appointment of additional or replacement sub-advisers to the Fund's Board of Directors ("Board"). Global Science and Technology Fund and ING Investments have received exemptive relief from the SEC to permit ING Investments, with the approval of the Fund's Board and Shareholders, to replace a non-affiliated sub-adviser as well as change the terms of a contract with a non-affiliated sub-adviser, without submitting the contract to a vote of the Fund's shareholders. Global Science and Technology Fund will notify shareholders of any change in the identity of a sub-adviser of the Fund. In this event, the name of the Fund and its investment strategies may also change.

BALANCED FUND, INDEX PLUS LARGECAP FUND, INDEX PLUS MIDCAP FUND, INDEX PLUS SMALLCAP FUND

ING INVESTMENT MANAGEMENT CO.

ING Investment Management Co. ("ING IM" or "Sub-Adviser"), a Connecticut corporation, formerly known as Aeltus Investment Management, Inc., serves as the Sub-Adviser to each Fund (other than Global Science and Technology Fund). ING IM is responsible for managing the assets of the Funds in accordance with each Fund's investment objective and policies, subject to oversight by ING Investments and the Board.

Founded in 1972, ING IM is registered with the SEC as an investment adviser. ING IM has acted as adviser or sub-adviser to mutual funds since 1994 and has managed institutional accounts since 1972. ING IM is an indirect, wholly owned subsidiary of ING Groep N.V., and is an affiliate of ING Investments.

As of December 31, 2004, ING IM managed approximately $61 billion in assets. The principal address of ING IM is 230 Park Avenue, New York, New York 10169.

BALANCED FUND

The Fund is managed by Hugh T.M. Whelan and James Kauffmann.

Mr. Whelan, Portfolio Manager, ING IM, co-manages Balanced Fund, leading a team of investment professionals responsible for the equity segment of the Fund. Mr. Whelan has also been serving as a quantitative equity analyst since 1999. Mr. Whelan has been with ING IM since 1989 and previously, served as a quantitative portfolio manager in ING IM's fixed-income group, specializing in corporate securities.

James B. Kauffmann co-manages Balanced Fund. Mr. Kauffmann joined ING Groep N.V. in 1996 and has over 18 years of investment experience. Prior to joining ING Groep N.V., he spent four years at Alfa Investments Inc., where he was the senior fixed-income portfolio manager. Additionally, he has worked in the capital markets group of a major Wall Street dealer and served as an analyst with a venture capital fund.

INTERNATIONAL GROWTH FUND

International Growth Fund is managed by a team of ING IM equity investment specialists.

INDEX PLUS LARGECAP, INDEX PLUS MIDCAP, INDEX PLUS SMALLCAP FUNDS

The Funds are managed by Hugh T.M. Whelan and Douglas Cote.

Mr. Whelan, Portfolio Manager, ING IM, has served as co-manager of Index Plus LargeCap Fund since March 2001 and as co-manager of Index Plus MidCap Fund and Index Plus SmallCap Fund since April 2000. Mr. Whelan has also been serving as a quantitative equity analyst since 1999. Mr. Whelan has been with ING IM since 1989 and previously served as a quantitative portfolio manager in ING IM fixed income group, specializing in corporate securities.

Mr. Cote, Portfolio Manager, ING IM, has served as co-manager of Index Plus LargeCap Fund, Index Plus MidCap Fund and Index Plus SmallCap Fund since March 2001. Mr. Cote has been serving as a quantitative equity analyst since 1996. Previously, Mr. Cote was responsible for developing quantitative applications for ING IM equity department.

GLOBAL SCIENCE AND TECHNOLOGY FUND
BLACKROCK ADVISORS, INC.

BlackRock Advisors, Inc. ("BlackRock" or "Sub-Adviser"), a Delaware corporation, serves as Sub-Adviser to Global Science and Technology Fund. BlackRock is a wholly owned subsidiary of BlackRock, Inc., one of the largest publicly-traded investment management firms in the U.S. Subject to the supervision of the Board and ING, BlackRock manages the Fund's assets in accordance with the Fund's investment objective, policies and limitations. BlackRock makes investment decisions for the Fund as to those assets and places orders to purchase and sell securities and other investments for the Fund.

As of December 31, 2004, BlackRock and its affiliates had $1.8 billion in assets under management. The principal address of BlackRock is 100 Bellvue Parkway, Wilmington, Delaware 19809.

The Fund is team-managed by Thomas P. Callan and Erin Xie.

Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, is a member of BlackRock's global small cap equity team. He is lead manager for international and U.S. opportunities Portfolios managed by BlackRock. Before becoming part of BlackRock, Mr. Callan had been with the PNC Asset Management Group, which he joined in 1994. Mr. Callan began his career at PNC Bank as a personal trust portfolio manager in 1988 and became a research analyst in 1992.

Erin Xie, Director and Portfolio Manager, is a member of BlackRock's global small cap equity team, and is responsible for coverage of stocks in the healthcare sector. Before becoming part of BlackRock in 2005, Ms. Xie was with State Street Research & Management since 2001. She began her investment career as a pharmaceutical analyst for Sanford Bernstein in 1999.

INVESTING IN THE FUNDS

OPENING AN ACCOUNT AND ELIGIBILITY FOR CLASS O SHARES

HOW TO OPEN AN ACCOUNT If you wish to open an account, you must submit a completed application to the Fund. You may submit a completed and signed application along with your check to:

ING DIRECT Securities, Inc.
P.O. Box 15647
Wilmington, DE 19885-5647

Your check must be drawn on a bank located within the United States and payable in U.S. dollars. If you can't invest at least $1,000 per Fund to start, you may open your account with a suitable Automatic Investment Plan ("AIP"). An AIP will allow you to invest regular amounts at regular intervals.

CLASS O ELIGIBILITY

Class O shares are offered to:

- Customers purchasing shares through ING DIRECT Securities, Inc.

- Members of such other groups as may be approved by the Board from time to time.

HOW TO BUY SHARES

                                  TO OPEN AN ACCOUNT                         TO PURCHASE ADDITIONAL SHARES
----------------------------------------------------------------------------------------------------------------------------------
   BY MAIL                           Complete and sign your account             Fill out the investment stub from your
                                     application, make your check payable to    confirmation statement or send a letter indicating
                                     ING DIRECT Fund and mail to:               your name, account number(s), the Fund(s) in which
                                                                                you wish to invest and the amount you want to
                                     ING DIRECT Securities, Inc.                invest in each Fund.
                                     P.O. Box 15647
                                     Wilmington, DE 19885-5647                  Make your check payable to ING DIRECT Fund and
                                                                                mail to:
                                     Your check must be drawn on a bank
                                     located within the United States and       ING DIRECT Securities, Inc.
                                     payable in U.S. dollars. Cash, credit      P.O. Box 15647
                                     cards and third party checks cannot be     Wilmington, DE 19885-5647
                                     used to open an account.
                                                                                Your check must be drawn on a bank located within
                                                                                the United States payable in U.S. dollars. The
                                                                                Funds will accept checks which are made payable to
                                                                                you and endorsed to ING DIRECT Fund.
   -------------------------------------------------------------------------------------------------------------------------------
   BY OVERNIGHT COURIER              Follow the instructions above for "By      Follow the instructions above for "By Mail" but
                                     Mail" but send your completed              send your check and investment stub or letter to:
                                     application and check to:
                                                                                ING DIRECT Securities, Inc.
                                     ING DIRECT Securities, Inc.                1 South Orange Street
                                     1 South Orange Street                      Wilmington, DE 19801
                                     Wilmington, DE 19801
   -------------------------------------------------------------------------------------------------------------------------------
   BY WIRE                           Not available for initial purchases        Call 1-866-BUY-FUND (866-289-3863) prior to
                                                                                sending the wire in order to obtain a confirmation
                                                                                number.
                                                                                Instruct your bank to wire funds to:
                                                                                State Street Bank & Trust
                                                                                ABA #101003621
                                                                                (continued on next page)

                                  TO OPEN AN ACCOUNT                         TO PURCHASE ADDITIONAL SHARES
                                                                                Credit to:
                                                                                State Street Bank & Trust
                                                                                Account #7518315
                                                                                Further Credit to:
                                                                                Name of Fund Shareholder
                                                                                Account Number
                                                                                Shareholder Registration
                                                                                Federal funds wire purchase orders will be
                                                                                accepted only when the Funds' transfer agent and
                                                                                custodian bank are open for business.
                                                                                Neither the Funds nor their agents are responsible
                                                                                for the consequences of delays resulting from the
                                                                                banking or Federal Reserve wire system or from
                                                                                incomplete instructions.
----------------------------------------------------------------------------------------------------------------------------------
   BY ELECTRONIC FUNDS TRANSFER      Follow the instructions above for "By      You may also purchase additional shares by
                                     Mail" but rather than send a check, be     Electronic Funds Transfer by calling
                                     sure to complete section 4 of the          1-866-BUY-FUND (866-289-3863).
                                     application.
   -------------------------------------------------------------------------------------------------------------------------------
   BY EXCHANGE                       Submit a written request to the address    Submit a written request to the address listed
                                     listed above under "By Mail." Include:     above under "By Mail." Include:
                                     - Your name and account number.            - Your name and account number
                                     - The name of the Fund into and out of     - The name of the Fund into and out of which you
                                       which you wish to exchange.                wish to exchange.
                                     - The amount to be exchanged and the       - The amount to be exchanged and the signatures of
                                       signatures of all shareholders.            all shareholders.
                                     You may also exchange your shares by       You may also exchange your shares by calling
                                     calling 1-866-BUY-FUND (866-289-3863).     1-866-BUY-FUND (866-289-3863).
                                     Please be prepared to provide:             Please be prepared to provide:
                                     - The Funds' names.                        - The Funds' names.
                                     - Your account number(s).                  - Your account number(s).
                                     - Your Social Security number or           - Your Social Security number or taxpayer
                                       taxpayer identification number.          identification number.
                                     - Your address.                            - Your address.
                                     - The amount to be exchanged.              - The amount to be exchanged.

HOW TO SELL SHARES

To redeem all or a portion of the shares in your account, you should submit a redemption request as described below.

Redemption requests may be made in writing or, in amounts up to $100,000, by telephone. A medallion signature guarantee is required if the amount of the redemption request is over $100,000. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution, which participates in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions which are not participating in such a medallion program will not be accepted. Please note that a notary public cannot provide signature guarantees.

Once your redemption request is received in good order as described below, the Fund normally will send the proceeds of such redemption within one or two business days. However, if making immediate payment could adversely affect a Fund, the Fund may defer distribution for up to seven days or a longer period if permitted. If you redeem shares of a Fund shortly after purchasing them, the Fund will hold payment of redemption proceeds until a purchase check or systematic investment clears, which may take up to 12 calendar days. A redemption request made within 15 calendar days after submission of a change of address is permitted only if the request is in writing and is accompanied by a medallion signature guarantee.

The Funds normally intend to pay in cash for all shares redeemed, but under abnormal conditions that make payments in cash unwise, the Funds may make payments wholly or partly in securities at their then current market value equal to the redemption price. In such case, the Funds could elect to make payments in securities for redemptions in excess of $250,000 or 1% of their net assets during any 90-day period for any one shareholder. An investor may incur brokerage costs in converting such securities to cash.

   REDEMPTIONS BY MAIL                   You may redeem shares you own in any Fund by sending written instructions to:
                                         ING DIRECT Securities, Inc.
                                         P.O. Box 15647
                                         Wilmington, DE 19885-5647
                                         Your instructions should identify:
                                         - The Fund.
                                         - The number of shares or dollar amount to be redeemed.
                                         - Your name and account number.
                                         Your instructions must be signed by all person(s) required to sign for the Fund account, exactly as the shares are registered, and, if necessary, accompanied by a medallion signature guarantee(s).
   --------------------------------------------------------------------------------------------------------------------------------
   REDEMPTIONS BY WIRE                   Redemption proceeds will be transferred by wire to your previously designated bank account or to another destination if the federal funds wire instructions provided with your redemption request are accompanied by a medallion signature guarantee.
   --------------------------------------------------------------------------------------------------------------------------------
   REDEMPTIONS BY                        Call 1-866-BUY-FUND (866-289-3863). Please be prepared to provide your account number,
   TELEPHONE                             account name and the amount of the redemption, which must be no more than $100,000.

TIMING OF REQUESTS

Orders that are received by the Funds' transfer agent, or as otherwise provided below, before the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. Eastern time unless otherwise designated by the NYSE) will be processed at the net asset value ("NAV") per share calculated that business day. Orders received after the close of regular trading on the NYSE will be processed at the net asset value calculated on the following business day.

Investors purchasing through ING Direct Securities, Inc. should refer to its materials for a discussion of any specific instructions on the timing of or restrictions relating to the purchase or redemption of shares.

OTHER INFORMATION ABOUT SHAREHOLDER ACCOUNTS AND SERVICES

Class O shares are only offered through ING Direct Securities, Inc. More information may be found on the Funds' website by going to www.ingdirect.com. Certain Funds offer additional share classes that are not available in this Prospectus that may be more appropriate for you. Please review the disclosure about all of the available Fund classes carefully. Before investing, you should discuss which share class may be right for you with your investment professional and review the Prospectus for those Funds.

BUSINESS HOURS Fund representatives are available from 9:00 a.m. to 4:00 p.m. Eastern time Monday through Friday.

NET ASSET VALUE The NAV per share for each class of each Fund is determined each business day as of Market Close. The Funds are open for business every day the NYSE is open. The NYSE is closed on all weekends and on national holidays and Good Friday. Fund shares will not be priced on those days. The NAV per share of each class of each Fund is calculated by taking the value of the Fund's assets attributable to that class, subtracting the Fund's liabilities attributable to that class, and dividing by the number of shares of that class that are outstanding.

In general, assets are valued based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities, and for situations where market quotations are deemed unreliable. Investments in securities maturing in 60 days or less are valued at amortized cost, which, when combined with accrued interest, approximates market value. Securities prices may be obtained from automated pricing services.

Trading of foreign securities may not take place every day the NYSE is open. Also, trading in some foreign markets and on some electronic trading networks may occur on weekends or holidays when a Fund's NAV is not calculated. As a result, the NAV of a Fund may change on days when shareholders will not be able to purchase or redeem a Fund's shares.

When market quotations are not available or are deemed unreliable, the Funds will use a fair value for the security that is determined in accordance with procedures adopted by the Funds' Board. The types of securities for which such fair value pricing might be required include, but are not limited to:

- Foreign securities, where a foreign security whose value at the close of the foreign market on which it principally trades likely would have changed by the time of the close of the NYSE, or the closing value is otherwise deemed unreliable;

- Securities of an issuer that has entered into a restructuring;

- Securities whose trading has been halted or suspended;

- Fixed-income securities that have gone into default and for which there is not current market value quotation; and

- Securities that are restricted as to transfer or resale.

The Funds or the Adviser may rely on the recommendations of a fair value pricing service approved by the Funds' Board in valuing foreign securities. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. The Adviser makes such determinations in good faith in accordance with procedures adopted by the Funds' Board. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

CUSTOMER IDENTIFICATION

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens an account, and to determine whether such person's name appears on government lists of known or suspected terrorists and terrorist organizations.

What this means for you: The Funds and the Distributor must obtain the following information for each person that opens an account:

- Name;

- Date of birth (for individuals);

- Physical residential address (although post office boxes are still permitted for mailing); and
31

- Social security number, taxpayer identification number, or other identifying number.

You may also be asked to show your driver's license, passport or other identifying documents in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other non-natural persons.

FEDERAL LAW PROHIBITS THE FUNDS, THE DISTRIBUTOR AND OTHER FINANCIAL INSTITUTIONS FROM OPENING ACCOUNTS UNLESS THEY RECEIVE THE MINIMUM IDENTIFYING INFORMATION LISTED ABOVE. THEY ALSO MAY BE REQUIRED TO CLOSE YOUR ACCOUNT IF THEY ARE UNABLE TO VERIFY YOUR IDENTITY WITHIN A REASONABLE TIME.

EXCHANGE PRIVILEGES There is no fee to exchange shares from one Fund to another Fund offering the same share class. When you exchange shares, your new Fund shares will be in the equivalent class of your current shares.

FREQUENT TRADING -- MARKET TIMING

The Funds are intended for long-term investment and not as short-term trading vehicles. Accordingly, organizations or individuals that use market timing investment strategies should not purchase shares of the Funds. The Funds reserve the right, in their sole discretion and without prior notice, to reject, restrict or refuse purchase orders whether directly or by exchange that the Funds determine not to be in the best interest of the Funds.

The Funds believe that market timing or frequent, short-term trading in any account, including a retirement plan account, is not in the best interest of the Funds or their shareholders. Due to the disruptive nature of this activity, it can adversely affect the ability of the Adviser or Sub-Adviser to invest assets in an orderly, long-term manner. Frequent trading can raise Fund expenses through: increased trading and transaction costs; increased administrative costs; and lost opportunity costs. This in turn can have an adverse effect on Fund performance.

Funds that invest in foreign securities may present greater opportunities for market timers and thus be at a greater risk for excessive trading. If an event occurring after the close of a foreign market, but before the time a Fund computes its current NAV, causes a change in the price of the foreign security and such price is not reflected in the Fund's current NAV, investors may attempt to take advantage of anticipated price movements in securities held by the Funds based on such pricing discrepancies. This is often referred to as "price arbitrage." Such price arbitrage opportunities may also occur in Funds which do not invest in foreign securities. For example, if trading in a security held by a Fund is halted and does not resume prior to the time the Fund calculates its NAV, such "stale pricing" presents an opportunity for investors to take advantage of the pricing discrepancy. Similarly, Funds that hold thinly-traded securities, such as certain small-capitalization securities, may be exposed to varying levels of pricing arbitrage. The Funds have adopted fair valuation policies and procedures intended to reduce the Funds' exposure to price arbitrage, stale pricing and other potential pricing discrepancies, however, to the extent that a Fund's NAV does not immediately reflect these changes in market conditions, short-term trading may dilute the value of Fund shares, which negatively affects long-term shareholders.

The Funds' Board has adopted policies and procedures designed to deter frequent, short-term trading in shares of the Funds. Consistent with this policy, the Funds monitor trading activity. Shareholders of each Fund are limited to four exchanges among the ING Complex of Funds or equivalent purchase and redemption transactions, within a one-year period, other than transactions associated with the Funds' Systematic Exchange Privilege or other automatic purchases or redemptions. Additionally, the Funds monitor the trading activity of persons or entities that have been associated with market timing historically. The Funds reserve the right to modify the frequent trading policy at any time without prior notice, depending on the needs of the Funds and/or state or federal regulatory requirements.

If an activity is identified as problematic after further investigation, the Funds reserve the right to take any necessary action to deter such activity. Such action may include, but not be limited to: rejecting additional purchase orders, whether directly or by exchange; extending settlement of a transaction up to seven days; rejecting all purchase orders from broker-dealers or their registered representatives suspected of violating the Funds' frequent trading policy; or termination of the selling group agreement or other agreement with broker-dealers or other financial intermediaries associated with frequent trading.

Although the restrictions described above are designed to discourage frequent, short-term trading, none of them alone, nor all of them together, can eliminate the possibility that frequent, short-term trading activity in the Funds will occur. Moreover, in enforcing such restrictions, the Funds are often required to make decisions that are inherently subjective. The Funds strive to make these decisions to the best of their abilities in a manner that they believe is in the best interest of shareholders.

There is, however, no guarantee that the Funds will be able to identify individual shareholders who may be making frequent, short-term trades or curtail their trading activity. The Funds seek to implement the policies and procedures described above through instruction to the Funds' administrator, ING Funds Services, LLC.

CROSS INVESTING

- DIVIDEND INVESTING You may elect to have dividend and/or capital gains distributions automatically invested in the same class of one other Fund.
- SYSTEMATIC EXCHANGE You may establish an automatic exchange of shares from one Fund to another.

TELEPHONE EXCHANGE AND/OR REDEMPTION PRIVILEGES You automatically receive telephone exchange and redemption privileges when you establish your account. If you do not want these telephone privileges, you may call 1-866-BUY-FUND (866-289-3863) to have them removed. All telephone transactions may be recorded, and you will be asked for certain identifying information.

Telephone redemption requests will be accepted if the request is for a maximum of $100,000. Telephone redemption requests will not be accepted if you:

- Have submitted a change of address within the preceding 15 calendar days.
- Are selling shares in a retirement plan account held in a trust.

You may make account inquiry requests on-line at: www.ingdirect.com.

The Funds reserve the right to amend telephone exchange and redemption privileges at any time upon notice to shareholders and may refuse a telephone exchange or redemption if the Funds believe it is advisable to do so.

ADDITIONAL SERVICES The Funds offer the following additional investor services. Each Fund reserves the right to terminate or amend these services at any time. For all of the services, certain terms and conditions apply. See the SAI or call 1-866-BUY-FUND (866-289-3863) for additional details.

- AUTOMATIC INVESTMENT You can make automatic monthly investments in any Fund.

- AUTOMATIC CASH WITHDRAWAL PLAN The Automatic Cash Withdrawal Plan provides a convenient way for you to receive a systematic distribution while maintaining an investment in a Fund.

- TDD SERVICE Telecommunication Device for the Deaf ("TDD") services are offered for hearing impaired investors. The dedicated number for this service is 1-800-688-4889.

- TAX-DEFERRED RETIREMENT PLANS Each Fund may be used for investment by individual retirement accounts ("IRAs", including Roth IRAs). Purchases made in connection with IRA accounts may be subject to an annual custodial fee of $10 for each account registered under the same taxpayer identification number. This fee will be deducted directly from your account(s). The custodial fee will be waived for individual retirement accounts registered under the same taxpayer identification number having an aggregate balance over $30,000 at the time such fee is scheduled to be deducted.

PAYMENTS TO SECURITIES DEALERS AND SELECTION OF EXECUTING BROKERS From time to time, ING Funds Distributor, LLC, the Company's principal underwriter, or its affiliates may make payments to other dealers and/or their registered representatives, who may or may not be affiliates of ING, who sell shares or who provide shareholder services. The value of a shareholder's investment will be unaffected by these payments.

DIVIDENDS AND DISTRIBUTIONS

DIVIDENDS Dividends are declared and paid annually.

Capital gains distributions, if any, are paid on an annual basis annually. To comply with federal tax regulations, each Fund may also pay an additional capital gains distribution, usually in June.

Distributions are normally expected to consist primarily of capital gains.

Both income dividends and capital gains distributions are paid by each Fund on a per share basis. As a result, at the time of this payment, the share price of a Fund will be reduced by the amount of the payment.

DISTRIBUTION OPTIONS When completing your application, you must select one of the following three options for dividends and capital gains distributions:

- FULL REINVESTMENT Both dividends and capital gains distributions from a Fund will be reinvested in additional shares of the same class of shares of that Fund. This option will be selected automatically unless one of the other options is specified.

- CAPITAL GAINS REINVESTMENT Capital gains distributions from a Fund will be reinvested in additional shares of the same class of shares of that Fund and all net income from dividends will be distributed in cash.

- ALL CASH Dividends and capital gains distributions will be paid in cash. If you select a cash distribution option, you can elect to have distributions automatically invested in shares of another Fund.

Distributions paid in shares will be credited to your account at the next determined NAV per share.

HOUSEHOLDING

To reduce expenses, we may mail only one copy of a Fund's prospectus and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call us at 1-866-BUY-FUND (866-289-3863) or speak to your investment professional. We will begin sending you individual copies 30 days after receiving your request.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

A description of the Funds' policies and procedures with respect to the disclosure of each Fund's portfolio securities is available in the SAI. Each Fund posts its complete portfolio holdings schedule on ING's website on a calendar-quarter basis and it is available on the first day of the second month in the next quarter. The complete portfolio holdings schedule is as of the last day of the month preceding the quarter-end (e.g., each Fund will post the quarter ending June 30 holdings on August 1.) The Funds' complete portfolio holdings schedule will, at a minimum, remain available on the Funds' website until the Funds file a Form N-CSR or Form N-Q with the SEC for the period that includes the date as of which the website information is current. The Funds' website is located at www.ingfunds.com.

TAX INFORMATION

The following information is meant as a general summary for U.S. shareholders. Please see the SAI for additional information. You should rely on your own tax adviser for advice about the particular federal, state and local tax consequences of investing in a Fund.

Each Fund will distribute all, or substantially all, of its net investment income and net capital gains to its shareholders each year. Although the Funds will not be taxed on amounts they distribute, most shareholders will be taxed on amounts they receive. A particular distribution generally will be taxable as either ordinary income or long-term capital gains. Except as described below, it generally does not matter how long you have held your Fund shares or whether you elect to receive your distributions in cash or reinvest them in additional Fund shares. For example, if a Fund designates a particular distribution as a long-term capital gains distribution, it will be taxable to you at your long-term capital gains rate.

Current tax law generally provides for a maximum tax rate for individual taxpayers of 15% on long-term gains from sales and from certain qualifying dividends on corporate stock. These rate reductions do not apply to corporate taxpayers. The following are guidelines for how certain distributions by the Funds are generally taxed to individual taxpayers:

- Distributions of earnings from qualifying dividends and qualifying long-term capital gains will be taxed at a maximum rate of 15%.

- Note that distributions of earnings from dividends paid by certain "qualified foreign corporations" can also qualify for the lower tax rates on qualifying dividends.

- A shareholder will also have to satisfy a more than 60-day holding period with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower tax rate.

- Distributions of earnings from non-qualifying dividends, interest income, other types of ordinary income and short-term capital gains will be taxed at the ordinary income tax rate applicable to the taxpayer.

Dividends declared by a Fund in October, November or December and paid during the following January may be treated as having been received by shareholders in the year the distributions were declared.

You will receive an annual statement summarizing your dividend and capital gains distributions.

If you invest through a tax-deferred account, such as a retirement plan, you generally will not have to pay tax on dividends until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

There may be tax consequences to you if you sell or redeem Fund shares. You will generally have a capital gain or loss, which will be long-term or short-term, generally depending on how long you hold those shares. If you exchange shares, you may be treated as if you sold them. You are responsible for any tax liabilities generated by your transactions.

As with all mutual funds, a Fund may be required to withhold U.S. federal income tax at the current rate of 28% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

BALANCED FUND                                               FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights tables on the following pages are intended to help you understand each Fund's Class O shares' performance (Class A shares' performance for Balanced Fund) since its commencement of operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions). A report of each Fund's independent registered public accounting firm, along with the Fund's financial statements, is included in the Fund's annual report, which is incorporated by reference into the SAI and is available upon request.

Financial highlights for Balanced Fund's Class O shares are not provided as Class O shares did not commence operations as of the date of this Prospectus.

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG, LLP, an independent registered public accounting firm.

                                                                                      CLASS A
                                                               ------------------------------------------------------
                                                                                    SEVEN
                                                                  YEAR ENDED       MONTHS
                                                                    MAY 31,         ENDED     YEAR ENDED OCTOBER 31,
                                                               -----------------   MAY 31,   ------------------------
                                                                2004      2003     2002(1)    2001     2000     1999
---------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                       $    10.84     11.07     11.02     14.08    13.72    12.83
Income (loss) from investment operations:
Net investment income                                      $     0.13      0.11      0.08      0.21     0.35     0.29*
Net realized and unrealized gain (loss) on investments     $     0.88     (0.24)     0.12     (1.83)    0.82     1.52
Total from investment operations                           $     1.01     (0.13)     0.20     (1.62)    1.17     1.81
Less distributions from:
Net investment income                                      $     0.19      0.10      0.15      0.23     0.27     0.31
Net realized gains on investments                          $       --        --        --      1.21     0.54     0.61
Total distributions                                        $     0.19      0.10      0.15      1.44     0.81     0.92
Net asset value, end of period                             $    11.66     10.84     11.07     11.02    14.08    13.72
TOTAL RETURN(2)                                            %     9.38     (1.15)     1.82    (12.36)    8.81    14.48
RATIO/SUPPLEMENTAL DATA:
Net assets, end of period (000's)                          $   70,237    59,826    45,221    33,860   35,564   27,339
Ratios to average net assets:
Expenses(3)                                                %     1.32      1.42      1.39      1.35     1.31     1.36
Net investment income(3)                                   %     1.11      1.11      1.31      1.81     1.99     2.13
Portfolio turnover rate                                    %      302       379       118       180      242      127

(1) The Fund changed its fiscal year end to May 31.

(2) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(3) Annualized for periods less than one year.

 * Per share data calculated using weighted average number of shares outstanding throughout the period.

FINANCIAL HIGHLIGHTS                          GLOBAL SCIENCE AND TECHNOLOGY FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                        CLASS O
                                                                 -----------------------------------------------------
                                                                    FIVE                          SEVEN
                                                                   MONTHS        YEAR ENDED      MONTHS     AUGUST 6,
                                                                    ENDED          MAY 31,        ENDED    2001(3) TO
                                                                 OCTOBER 31,   ---------------   MAY 31,   OCTOBER 31,
                                                                   2004(1)      2004     2003    2002(2)      2001
----------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                         $       3.62        3.08     3.83     3.90        4.93
Income (loss) from investment operations:
Net investment loss                                          $      (0.02)      (0.04)   (0.03)   (0.02)      (0.02)
Net realized and unrealized gain (loss) on investments       $      (0.12)       0.58    (0.72)   (0.05)      (1.01)
Total from investment operations                             $      (0.14)       0.54    (0.75)   (0.07)      (1.03)
Net asset value, end of period                               $       3.48        3.62     3.08     3.83        3.90
TOTAL RETURN(4)                                              %      (3.87)      17.53   (19.58)   (1.80)     (20.89)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                            $     11,808      11,509    1,935      610          30
Ratios to average net assets:
Net expenses after expense reimbursement(5)(6)               %       1.75        1.80     1.75     1.75        1.75
Gross expenses prior to expense reimbursement(5)             %       2.04        2.23     3.04     2.60        2.61
Net investment loss after expense reimbursement(5)(6)        %      (1.53)      (1.61)   (1.48)   (1.73)      (1.36)
Portfolio turnover rate                                      %         48         121       28       59         175

(1) The Fund changed its fiscal year end to October 31.

(2) The Fund changed its fiscal year end to May 31.

(3) Commencement of operations.

(4) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(5) Annualized for periods less than one year.

(6) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

INTERNATIONAL GROWTH FUND                                   FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. For the period ending October 31, 2001 and the years ending October 31, 2004 and October 31, 2003, the financial statements have been audited by KPMG LLP, an independent registered public accounting firm. For the year ending October 31, 2002, the financial statements have been audited by other independent registered public accounting firms.

                                                                                   CLASS O
                                                                   ---------------------------------------
                                                                                                AUGUST 1,
                                                                    YEAR ENDED OCTOBER 31,     2001(2) TO
                                                                   -------------------------   OCTOBER 31,
                                                                    2004     2003    2002(1)      2001
----------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                           $     6.57     5.45     7.28        8.41
Income (loss) from investment operations:
Net investment income (loss)                                   $     0.05     0.02     0.01*      (0.01)
Net realized and unrealized gain (loss) on investments         $     0.89     1.11    (1.84)*     (1.12)
Total from investment operations                               $     0.94     1.13    (1.83)      (1.13)
Less distributions from:
Net investment income                                          $     0.09     0.01       --          --
Total distributions                                            $     0.09     0.01       --          --
Net asset value, end of period                                 $     7.42     6.57     5.45        7.28
TOTAL RETURN(3)                                                %    14.50    20.87   (25.14)     (13.44)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                              $   13,981    4,546      854          18
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)                 %     1.60     1.60     1.61        1.60
Gross expenses prior to expense reimbursement(4)               %     1.83     2.04     1.98        1.60
Net investment income (loss) after expense
  reimbursement(4)(5)                                          %     0.59     0.43     0.17       (0.39)
Portfolio turnover rate                                        %      144      102      299         222

(1) Effective March 1, 2002, ING Investments, LLC became the Investment Adviser of the Fund, concurrently ING Investment Management Co. was appointed as Sub-Adviser.

(2) Commencement of operations.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value. Total return for less then one year is not annualized.

(4) Annualized for periods less than one year.

(5) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

* Per share data calculated using average number of shares outstanding throughout the period.

FINANCIAL HIGHLIGHTS                                    INDEX PLUS LARGECAP FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                  CLASS O
                                                                   --------------------------------------
                                                                                     SEVEN
                                                                     YEAR ENDED     MONTHS     AUGUST 1,
                                                                      MAY 31,        ENDED    2001(2) TO
                                                                   --------------   MAY 31,   OCTOBER 31,
                                                                    2004    2003    2002(1)      2001
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value beginning of period                            $    12.33   13.76    13.83       15.66
Income (loss) from investment operations:
Net investment income                                          $     0.09    0.09     0.07        0.07
Net realized and unrealized gain (loss) on investments         $     1.94   (1.40)   (0.02)      (1.90)
Total from investment operations                               $     2.03   (1.31)    0.05       (1.83)
Less distributions from:
Net investment income                                          $     0.10    0.12     0.12          --
Total distributions                                            $     0.10    0.12     0.12          --
Net asset value, end of period                                 $    14.26   12.33    13.76       13.83
TOTAL RETURN(3)                                                %    16.50   (9.46)    0.34      (11.69)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                              $   20,068   4,854    1,119          18
Ratios to average net assets:
Net expenses after expense reimbursement/recoupment(4)(5)      %     0.94    0.95     0.94        0.91
Gross expenses prior to expense reimbursement/recoupment(4)    %     0.93    0.97     0.94        0.91
Net investment income after expense
  reimbursement/recoupment(4)(5)                               %     0.75    0.91     0.50        0.58
Portfolio turnover rate                                        %       79     112       87         117

(1) The Fund changed its fiscal year end to May 31.

(2) Commencement of operations.

(3) Total return is calculated assuming reinvestment of all dividends, and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4) Annualize for periods less than one year.

(5) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

INDEX PLUS MIDCAP FUND                                      FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                  CLASS O
                                                                   --------------------------------------
                                                                                     SEVEN
                                                                     YEAR ENDED     MONTHS     AUGUST 1,
                                                                      MAY 31,        ENDED    2001(2) TO
                                                                   --------------   MAY 31,   OCTOBER 31,
                                                                    2004    2003    2002(1)      2001
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                           $    11.69   12.97    11.04       12.42
Income (loss) from investment operations:
Net investment income                                          $     0.02    0.02     0.03        0.03
Net realized and unrealized gain (loss) on investments         $     2.83   (1.20)    1.95       (1.41)
Total from investment operations                               $     2.85   (1.18)    1.98       (1.38)
Less distributions from:
Net investment income                                          $     0.02      --     0.05          --
Net realized gain from investments                             $       --    0.10       --          --
Total distributions                                            $     0.02    0.10     0.05          --
Net asset value, end of period                                 $    14.52   11.69    12.97       11.04
TOTAL RETURN(3)                                                %    24.38   (9.06)   17.94      (11.11)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                              $   20,705   4,658    2,020          30
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)                 %     1.00    0.99     1.00        1.00
Gross expenses prior to expense reimbursement(4)               %     1.11    1.38     1.31        1.50
Net investment income after reimbursement(4)(5)                %     0.33    0.29     0.15        0.28
Portfolio turnover rate                                        %      112     128      190         181

(1) The Fund changed its fiscal year end to May 31.

(2) Commencement of operations.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) The Adviser has agreed to limit expenses (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

FINANCIAL HIGHLIGHTS                                    INDEX PLUS SMALLCAP FUND
--------------------------------------------------------------------------------

The information in the table below has been derived from the Fund's financial statements. The financial statements have been audited by KPMG LLP, an independent registered public accounting firm.

                                                                                  CLASS O
                                                                   --------------------------------------
                                                                                     SEVEN
                                                                     YEAR ENDED     MONTHS     AUGUST 1,
                                                                      MAY 31,        ENDED    2001(2) TO
                                                                   --------------   MAY 31,   OCTOBER 31,
                                                                    2004    2003    2002(1)      2001
---------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                           $    11.47   12.85    10.79       12.03
Income (loss) from investment operations:
Net investment income (loss)                                   $     0.00*   0.00*      --          --
Net realized and unrealized gain (loss) on investments         $     3.35   (1.25)    2.06       (1.24)
Total from investment operations                               $     3.35   (1.25)    2.06       (1.24)
Less distributions from:
Net realized gain from investments                             $       --    0.13       --          --
Total distributions                                            $       --    0.13       --          --
Net asset value, end of period                                 $    14.82   11.47    12.85       10.79
TOTAL RETURN(3)                                                %    29.21   (9.67)   19.18      (10.31)
RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period (000's)                              $   17,369   2,333    1,113          41
Ratios to average net assets:
Net expenses after expense reimbursement(4)(5)                 %     0.99    0.98     1.00        1.00
Gross expenses prior to expense reimbursement(4)               %     1.39    2.37     2.11        2.10
Net investment income (loss) after reimbursement(4)(5)         %    (0.04)  (0.01)    0.01       (0.16)
Portfolio turnover rate                                        %      126     129       61         118

(1) The Fund changed its fiscal year end to May 31.

(2) Commencement of operations.

(3) Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and excluding the deduction of sales charges. Total return for less than one year is not annualized.

(4) Annualized for periods less than one year.

(5) The Adviser has agreed to limit expenses, (excluding interest, taxes, brokerage and extraordinary expenses) subject to possible recoupment by ING Investments, LLC within three years.

 *  Amount is less than $0.01 per share.

ADDITIONAL INFORMATION

ANNUAL/SEMI-ANNUAL REPORTS

In the Funds' annual/semi-annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year, the financial statements and the independent registered public accounting firm's reports (in annual reports only).

STATEMENT OF ADDITIONAL INFORMATION

The SAI contains more detailed information about the Funds. The SAI is legally part of this Prospectus
(it is incorporated by reference). A copy has been filed with the SEC.

Please write or call for a free copy of the current
Annual/Semi-Annual reports, the SAI, or other information about the Funds. To make shareholder inquiries contact:

ING DIRECT SECURITIES, INC.
P.O. Box 15647
Wilmington, DE 19885-5647

1-866-BUY-FUND (866-289-3863)

This information may also be reviewed or obtained from the SEC. In order to review the information in person, you will need to visit the SEC's Public
Reference Room in Washington, D.C. or call
202-942-8090. Otherwise, you may obtain the information for a fee by contacting the SEC at:

U.S. Securities and Exchange Commission
Public Reference Section
450 Fifth Street, N.W.
Washington, D.C. 20549-0102

or at the e-mail address: publicinfo@sec.gov

Or obtain the information at no cost by visiting the SEC's Internet website at www.sec.gov

When contacting the SEC, you will want to refer to the Funds' SEC file number. The file numbers are as follows:

ING Series Fund, Inc.  811-0352
  ING Balanced Fund
  ING Global Science and Technology Fund
  ING International Growth Fund
  ING Index Plus LargeCap Fund
  ING Index Plus MidCap Fund
  ING Index Plus SmallCap Fund

41